                             STOCK OPTION AGREEMENT

            AGREEMENT, dated as of July 17, 2006, by and between GOLF
ROUNDS.COM, INC., a Delaware corporation (the "Company"), and
(the "Director" or Holder).

            WHEREAS, by written consent dated as of July 17, 2006, the Board of
Directors of the Company authorized the grant to the Director of an option (the
"Option") to purchase an aggregate of shares of the authorized but unissued common stock of the Company, $.01 par value (the "Common Stock"), conditioned upon the Director's acceptance thereof upon the terms and conditions set forth in this Agreement; and

            WHEREAS, the Director desires to acquire the Option on the terms and conditions set forth in this Agreement;

            IT IS AGREED:

            1.    Grant of Stock Option. The Company hereby grants the Director the Option to purchase all or any part of an aggregate of shares of
Common Stock (the "Option Shares") on the terms and conditions set forth herein.

            2.    Non-Incentive Stock Option. The Option represented hereby is not intended to be an Option that qualifies as an "Incentive Stock Option" under
Section 422 of the Internal Revenue Code of 1986, as amended.

            3.    Exercise Price. The exercise price of the Option shall be
$0.60 per share, subject to adjustment as hereinafter provided.

            4.    Exercisability. This Option shall become exercisable on July
17, 2006, subject to the terms and conditions of this Agreement, and shall remain exercisable until the close of business on July 16, 2016 (the Exercise
Period).

            5.    Termination Due to Death. Upon the death of the Director, the portion of the Option, if any, that was exercisable as of the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Director under the will of the Director, for a period of one year from the date of such death or until the expiration of the Exercise Period, whichever period is shorter. The portion of the Option, if any, that was not exercisable as of the date of death shall immediately terminate upon death.

            6.    Withholding Tax. Not later than the date as of which an amount first becomes includible in the gross income of the Director for Federal income tax purposes with respect to the Option, the Director shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any
Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. The obligations of the Company pursuant to this Agreement shall be conditional upon such payment or arrangements with the
Company and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Director from the Company.

            7.    Adjustments.

                  (1)   In the event of a stock split, stock dividend,
combination of shares, or any other similar change in the Common Stock of the
Company as a whole, the Board of Directors of the Company shall make equitable, proportionate adjustments in the number and kind of shares covered by the Option and in the option price hereunder.

                  (2)   In the event of any reclassification or reorganization
of the outstanding shares of Common Stock other than a change covered by subsection (a) hereof or that solely affects the par value of such shares of
Common Stock, or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the
Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock), the Holder shall have the right thereafter (until the expiration of the right of exercise of this Option) to receive

upon the exercise hereof after such event, for the same aggregate Exercise Price payable hereunder immediately prior to such reclassification, reorganization, merger or consolidation, the amount and kind of consideration receivable by a holder of the number of shares of Common Stock of the Company obtainable upon exercise of this Option immediately prior to such event. The provisions of this subsection (b) shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

            8.    Method of Exercise.

                  8.1   Notice to the Company. The Option shall be exercised in
whole or in part by written notice in substantially the form attached hereto as
Exhibit A directed to the Company at its principal place of business accompanied by full payment as hereinafter provided of the exercise price for the number of
Option Shares specified in the notice.

                  8.2   Delivery of Option Shares. The Company shall deliver a
certificate for the Option Shares to the Director as soon as practicable after payment therefor.

                  8.3   Payment of Purchase Price.

                        8.3.1   Cash Payment. The Director shall make cash
payments by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company. The Company shall not be required to deliver certificates for Option Shares until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof.

                        8.3.2   Cashless Payment. The Company, in its sole
discretion, may allow the Director to use Common Stock of the Company owned by him or her to pay the purchase price for the Option Shares by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Shares of
Common Stock used for this purpose shall be valued at the Fair Market Value of the Company's Common Stock on the last trading day preceding the date of exercise. "Fair Market Value", unless otherwise required by any applicable provision of the Internal Revenue Code of 1986, as amended, and any successor thereto and the regulations thereunder, means, as of any given date: (i) if the
Common Stock is listed on a national securities exchange or quoted on the Nasdaq
National Market or Nasdaq SmallCap Market, the last sale price of the Common
Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National
Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC
Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common
Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Board of Directors shall determine, in good faith.

                        8.3.3   Payment of Withholding Tax. Any required
withholding tax may be paid in cash or with Common Stock in accordance with
Sections 8.3.1. and 8.3.2.

                        8.3.4   Exchange Act Compliance. Notwithstanding the
foregoing, the Company shall have the right to reject payment in the form of
Common Stock if in the opinion of counsel for the Company, (i) it could result in an event of "recapture" under Section 16(b) of the Securities Exchange Act of
1934; (ii) such shares of Common Stock may not be sold or transferred to the
Company; or (iii) such transfer could create legal difficulties for the Company.

            9.    Nonassignability. The Option shall not be assignable or
transferable except by will or by the laws of descent and distribution in the event of the death of the Director. No transfer of the Option by the Director by will or by the laws of descent and distribution shall be effective to bind the
Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

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            10.   Company Representations. The Company hereby represents and warrants to the Director that:

                  (1)   the Company, by appropriate and all required action, is
      duly authorized to enter into this Agreement and consummate all of the transactions contemplated hereunder; and

                  (2)   the Option Shares, when issued and delivered by the
      Company to the Director in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

            11.   Director Representations. The Director hereby represents and warrants to the Company that:

                  (1)   he or she is acquiring the Option and shall acquire the
      Option Shares for his or her own account and not with a view towards the distribution thereof;

                  (2)   he or she has received a copy of all reports and
      documents required to be filed by the Company with the Securities and
      Exchange Commission pursuant to the Exchange Act within the last 24 months and all reports issued by the Company to its stockholders;

                  (3)   he or she understands that he or she must bear the
      economic risk of the investment in the Option Shares, which cannot be sold by him or her unless they are registered under the Securities Act of 1933
      (the "Securities Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;

                  (4)   in his or her position with the Company, he or she has
      had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

                  (5)   he or she is aware that the Company shall place stop
      transfer orders with its transfer agent against the transfer of the Option
      Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein; and

                  (6)   The certificates evidencing the Option Shares shall bear
      the following legends:

            "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of
            1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

            "The shares represented by this certificate have been acquired pursuant to a Stock Option Agreement, dated as of July 17, 2006, a copy of which is on file with the Company, and may not be
            transferred, pledged or disposed of except in accordance with the terms and conditions thereof."

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            12.   Restriction on Transfer of Option Shares.

                  (1)   Anything in this Agreement to the contrary
notwithstanding, the Director hereby agrees that he or she shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him or her without registration under the Securities Act, or in the event that they are not so registered, unless (i) an exemption from the Securities Act registration requirements is available thereunder, and (ii) the Director has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt.

                  (2)   Anything in this Agreement to the contrary
notwithstanding, the Director hereby agrees that he or she shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him except in accordance with the Company's policy, if any, regarding the regarding the sale and disposition of securities owned by employees and/or directors of the Company.

            13.   Miscellaneous.

                  13.1  Notices. All notices, requests, deliveries, payments, demands and other communications that are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, or by private courier, return receipt requested, postage prepaid to the Company at its principal executive office and to the Director at his address set forth below, or to such other address as either party shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

                  13.2  Stockholder Rights. The Director shall not have any of the rights of a stockholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option.

                  13.3  Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

                  13.4  Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This
Agreement may not be amended except by writing executed by the Director and the
Company.

                  13.5  Binding Effect; Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives, any rights, remedies, obligations or liabilities.

                  13.6  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions); provided, however, that all matters relating to or involving corporate law shall be governed by the Delaware General Corporation
Law.

                  13.7  Headings. The headings contained herein are for the sole purpose of convenience of reference and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

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            IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

GOLF ROUNDS.COM, INC.                   Address: 111 Village Parkway
                                                 Building #2
                                                 Marietta, Georgia 30067

By:

DIRECTOR:

____________________________

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                                                                       EXHIBIT A

                      FORM OF NOTICE OF EXERCISE OF OPTION

        DATE

Golf Rounds.com, Inc.
111 Village Parkway
Building #2
Marietta, Georgia 30067
Attention: Board of Directors

                  Re:   Purchase of Option Shares

Gentlemen:

            In accordance with my Stock Option Agreement dated as of July 17,
2006 ("Agreement") with Golf Rounds.com, Inc. (the "Company"), I hereby irrevocably elect to exercise the right to purchase _________ shares of the
Company's common stock, par value $.01 per share ("Common Stock"), which are being purchased for investment and not for resale.

            As payment for my shares, enclosed is (check and complete applicable box[es]):

            [ ]   a [personal check] [certified check] [bank check] payable to the order of the Company in the sum of $_______________ ;

            [ ]   confirmation of wire transfer in the amount of $_____________;
                  and/or

            [ ]   With the consent of the Company, a certificate for _________
                  shares of the Company's Common Stock, free and clear of any encumbrances, duly endorsed, having a Fair Market Value (as such term is defined in my Stock Option Agreement) of
                  $_________.

            I hereby represent, warrant to, and agree with, the Company that:

                  (1)   I am acquiring the Option Shares for my own account, for
investment, and not with a view towards the distribution thereof;

                  (2)   I have received a copy of all reports and documents
required to be filed by the Company with the Commission pursuant to the
Securities Exchange Act of 1934 within the last 24 months and all reports issued by the Company to its stockholders;

                  (3)   I understand that I must bear the economic risk of the
investment in the Option Shares, which cannot be sold by me unless they are registered under the Securities Act of 1933 (the "Securities Act") or an
exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the Securities Act;

                  (4)   I agree that I will not sell, transfer by any means or
otherwise dispose of the Option Shares acquired by me hereby except in accordance with Company's policy, if any, regarding the sale and disposition of securities owned by employees and/or directors of the Company;

                  (5)   in my position with the Company, I have had both the
opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

                  (6)   I am aware that the Company shall place stop transfer
orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the Securities Act or an exemption therefrom as provided herein; and

                  (7)   the certificates evidencing the Option Shares shall bear
the following legends:

                  "The shares represented by this certificate have been acquired for investment and have not been registered under the
                  Securities Act of 1933. The shares may not be sold or
                  transferred in the absence of such registration or an
                  exemption therefrom under said Act."

                  "The shares represented by this certificate have been acquired pursuant to a Stock Option Agreement, dated as of July 17,
                  2006, a copy of which is on file with the Company, and may not be transferred, pledged or disposed of except in accordance with the terms and conditions thereof."

Kindly forward to me my certificate at your earliest convenience.

Very truly yours,

_________________________________       _______________________________
(Signature)                             (Address)

_________________________________       _______________________________
(Print Name)

                                        (Social Security Number)

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